                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                POWER OF ATTORNEY

                               Elizabeth M. Forget
   Chairman of the Board, President and Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, Chairman of the Board, President and Chief Executive Officer and a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class
        VA, Class AA and Class B
      File No. 333-96773 Class VA (offered between June 15, 2001 and October 7,
        2011), Class AA, and Class B
      File No. 333-96775 Class A
      File No. 333-96777 Class XC
      File No. 333-96785 Class L and Class L -4 Year (offered between
        November 22, 2004 and October 7, 2011)
      File No. 333-96795 Class C (offered between September 4, 2001 and
        October 7, 2011)
      File No. 333-125613 Vintage L and Vintage XC
      File No. 333-125617 PrimElite III
      File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
      File No. 333-125619 Protected Equity Portfolio
      File No. 333-137370 Class S and Class S - L Share Option (offered between
        April 30, 2007 and October 7, 2011)
      File No. 333-137969 PrimElite IV
      File No. 333-148873 Pioneer PRISM
      File No. 333-148874 Pioneer PRISM XC
      File No. 333-148876 Pioneer PRISM L
      File No. 333-152450 Class XTRA
      File No. 333-156646 Class XTRA 6
      File No. 333-158579 MetLife Simple Solutions/SM/
      File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
        October 7, 2011)
      File No. 333-176679 Class S (offered on and after October 7, 2011) and
        Class S- L Share Option (offered on and after October 7, 2011)
      File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
      File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
        April 28, 2013)
      File No. 333-176693 Class C (offered on and after October 7, 2011)
      File No. 333-178515 Class O
      File No. 333-179240 Marquis Portfolios (offered on and after April 30,
        2012)

      File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 1, 2016)
      File No. 333-209058 Class VA (offered on and after May 1, 2016)
      File No. 333-209059 Class S (offered on and after May 1, 2016) and
        S- L Share Option (offered on and after May 1, 2016),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2016.

/s/ Elizabeth M. Forget
-----------------------------
Elizabeth M. Forget

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                POWER OF ATTORNEY

                                Norse N. Blazzard
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Norse N. Blazzard, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class
        VA, Class AA and Class B
      File No. 333-96773 Class VA (offered between June 15, 2001 and October 7,
        2011), Class AA, and Class B
      File No. 333-96775 Class A
      File No. 333-96777 Class XC
      File No. 333-96785 Class L and Class L -4 Year (offered between
        November 22, 2004 and October 7, 2011)
      File No. 333-96795 Class C (offered between September 4, 2001 and
        October 7, 2011)
      File No. 333-125613 Vintage L and Vintage XC
      File No. 333-125617 PrimElite III
      File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
      File No. 333-125619 Protected Equity Portfolio
      File No. 333-137370 Class S and Class S - L Share Option (offered between
        April 30, 2007 and October 7, 2011)
      File No. 333-137969 PrimElite IV
      File No. 333-148873 Pioneer PRISM
      File No. 333-148874 Pioneer PRISM XC
      File No. 333-148876 Pioneer PRISM L
      File No. 333-152450 Class XTRA
      File No. 333-156646 Class XTRA 6
      File No. 333-158579 MetLife Simple Solutions/SM/
      File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
      October 7, 2011)
      File No. 333-176679 Class S (offered on and after October 7, 2011) and
        Class S- L Share Option (offered on and after October 7, 2011)
      File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
      File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
        April 28, 2013)
      File No. 333-176693 Class C (offered on and after October 7, 2011)
      File No. 333-178515 Class O
      File No. 333-179240 Marquis Portfolios (offered on and after April 30,
        2012)

      File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 1, 2016)
      File No. 333-209058 Class VA (offered on and after May 1, 2016)
      File No. 333-209059 Class S (offered on and after May 1, 2016) and
        S- L Share Option (offered on and after May 1, 2016),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2016.

/s/ Norse N. Blazzard
--------------------------
Norse N. Blazzard

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                POWER OF ATTORNEY

                                 Kumar Das Gupta
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kumar Das Gupta, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:


   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class
        VA, Class AA and Class B
      File No. 333-96773 Class VA (offered between June 15, 2001 and October 7,
        2011), Class AA, and Class B
      File No. 333-96775 Class A
      File No. 333-96777 Class XC
      File No. 333-96785 Class L and Class L -4 Year (offered between
        November 22, 2004 and October 7, 2011)
      File No. 333-96795 Class C (offered between September 4, 2001 and
        October 7, 2011)
      File No. 333-125613 Vintage L and Vintage XC
      File No. 333-125617 PrimElite III
      File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
      File No. 333-125619 Protected Equity Portfolio
      File No. 333-137370 Class S and Class S - L Share Option (offered between
        April 30, 2007 and October 7, 2011)
      File No. 333-137969 PrimElite IV
      File No. 333-148873 Pioneer PRISM
      File No. 333-148874 Pioneer PRISM XC
      File No. 333-148876 Pioneer PRISM L
      File No. 333-152450 Class XTRA
      File No. 333-156646 Class XTRA 6
      File No. 333-158579 MetLife Simple Solutions/SM/
      File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
        October 7, 2011)
      File No. 333-176679 Class S (offered on and after October 7, 2011) and
        Class S- L Share Option (offered on and after October 7, 2011)
      File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
      File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
        April 28, 2013)
      File No. 333-176693 Class C (offered on and after October 7, 2011)
      File No. 333-178515 Class O
      File No. 333-179240 Marquis Portfolios (offered on and after April 30,
        2012)

      File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 1, 2016)
      File No. 333-209058 Class VA (offered on and after May 1, 2016)
      File No. 333-209059 Class S (offered on and after May 1, 2016) and
        S- L Share Option (offered on and after May 1, 2016),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2016.

/s/ Kumar Das Gupta
------------------------
Kumar Das Gupta

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                POWER OF ATTORNEY

                                Robert L. Davidow
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Robert L. Davidow, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class
        VA, Class AA and Class B
      File No. 333-96773 Class VA (offered between June 15, 2001 and October 7,
        2011), Class AA, and Class B
      File No. 333-96775 Class A
      File No. 333-96777 Class XC
      File No. 333-96785 Class L and Class L -4 Year (offered between
      November 22, 2004 and October 7, 2011)
      File No. 333-96795 Class C (offered between September 4, 2001 and
        October 7, 2011)
      File No. 333-125613 Vintage L and Vintage XC
      File No. 333-125617 PrimElite III
      File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
      File No. 333-125619 Protected Equity Portfolio
      File No. 333-137370 Class S and Class S - L Share Option (offered between
        April 30, 2007 and October 7, 2011)
      File No. 333-137969 PrimElite IV
      File No. 333-148873 Pioneer PRISM
      File No. 333-148874 Pioneer PRISM XC
      File No. 333-148876 Pioneer PRISM L
      File No. 333-152450 Class XTRA
      File No. 333-156646 Class XTRA 6
      File No. 333-158579 MetLife Simple Solutions/SM/
      File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
        October 7, 2011)
      File No. 333-176679 Class S (offered on and after October 7, 2011) and
        Class S- L Share Option (offered on and after October 7, 2011)
      File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
      File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
        April 28, 2013)
      File No. 333-176693 Class C (offered on and after October 7, 2011)
      File No. 333-178515 Class O
      File No. 333-179240 Marquis Portfolios (offered on and after April 30,
        2012)

      File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 1, 2016)
      File No. 333-209058 Class VA (offered on and after May 1, 2016)
      File No. 333-209059 Class S (offered on and after May 1, 2016) and
        S- L Share Option (offered on and after May 1, 2016),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2016.

/s/ Robert L. Davidow
-------------------------
Robert L. Davidow

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                POWER OF ATTORNEY

                               Richard A. Hemmings
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard A. Hemmings, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class
        VA, Class AA and Class B
      File No. 333-96773 Class VA (offered between June 15, 2001 and October 7,
        2011), Class AA, and Class B
      File No. 333-96775 Class A
      File No. 333-96777 Class XC
      File No. 333-96785 Class L and Class L -4 Year (offered between
      November 22, 2004 and October 7, 2011)
      File No. 333-96795 Class C (offered between September 4, 2001 and
        October 7, 2011)
      File No. 333-125613 Vintage L and Vintage XC
      File No. 333-125617 PrimElite III
      File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
      File No. 333-125619 Protected Equity Portfolio
      File No. 333-137370 Class S and Class S - L Share Option (offered between
        April 30, 2007 and October 7, 2011)
      File No. 333-137969 PrimElite IV
      File No. 333-148873 Pioneer PRISM
      File No. 333-148874 Pioneer PRISM XC
      File No. 333-148876 Pioneer PRISM L
      File No. 333-152450 Class XTRA
      File No. 333-156646 Class XTRA 6
      File No. 333-158579 MetLife Simple Solutions/SM/
      File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
        October 7, 2011)
      File No. 333-176679 Class S (offered on and after October 7, 2011) and
        Class S- L Share Option (offered on and after October 7, 2011)
      File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
      File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
        April 28, 2013)
      File No. 333-176693 Class C (offered on and after October 7, 2011)
      File No. 333-178515 Class O
      File No. 333-179240 Marquis Portfolios (offered on and after April 30,
        2012)

      File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 1, 2016)
      File No. 333-209058 Class VA (offered on and after May 1, 2016)
      File No. 333-209059 Class S (offered on and after May 1, 2016) and
        S- L Share Option (offered on and after May 1, 2016),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 2016.

/s/ Richard A. Hemmings
---------------------------
Richard A. Hemmings

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                POWER OF ATTORNEY

                               Stephen M. Kessler
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Stephen M. Kessler, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class
        VA, Class AA and Class B
      File No. 333-96773 Class VA (offered between June 15, 2001 and October 7,
        2011), Class AA, and Class B
      File No. 333-96775 Class A
      File No. 333-96777 Class XC
      File No. 333-96785 Class L and Class L -4 Year (offered between
        November 22, 2004 and October 7, 2011)
      File No. 333-96795 Class C (offered between September 4, 2001 and
        October 7, 2011)
      File No. 333-125613 Vintage L and Vintage XC
      File No. 333-125617 PrimElite III
      File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
      File No. 333-125619 Protected Equity Portfolio
      File No. 333-137370 Class S and Class S - L Share Option (offered between
        April 30, 2007 and October 7, 2011)
      File No. 333-137969 PrimElite IV
      File No. 333-148873 Pioneer PRISM
      File No. 333-148874 Pioneer PRISM XC
      File No. 333-148876 Pioneer PRISM L
      File No. 333-152450 Class XTRA
      File No. 333-156646 Class XTRA 6
      File No. 333-158579 MetLife Simple Solutions/SM/
      File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
        October 7, 2011)
      File No. 333-176679 Class S (offered on and after October 7, 2011) and
        Class S- L Share Option (offered on and after October 7, 2011)
      File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
      File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
        April 28, 2013)
      File No. 333-176693 Class C (offered on and after October 7, 2011)
      File No. 333-178515 Class O
      File No. 333-179240 Marquis Portfolios (offered on and after April 30,
        2012)

      File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 1, 2016)
      File No. 333-209058 Class VA (offered on and after May 1, 2016)
      File No. 333-209059 Class S (offered on and after May 1, 2016) and
        S- L Share Option (offered on and after May 1, 2016),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2016.

/s/ Stephen M. Kessler
---------------------------
Stephen M. Kessler

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                POWER OF ATTORNEY

                                Lisa S. Kuklinski
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Lisa S. Kuklinski, a Director and a Vice President of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class
        VA, Class AA and Class B
      File No. 333-96773 Class VA (offered between June 15, 2001 and October 7,
        2011), Class AA, and Class B
      File No. 333-96775 Class A
      File No. 333-96777 Class XC
      File No. 333-96785 Class L and Class L -4 Year (offered between
        November 22, 2004 and October 7, 2011)
      File No. 333-96795 Class C (offered between September 4, 2001 and
        October 7, 2011)
      File No. 333-125613 Vintage L and Vintage XC
      File No. 333-125617 PrimElite III
      File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
      File No. 333-125619 Protected Equity Portfolio
      File No. 333-137370 Class S and Class S - L Share Option (offered between
        April 30, 2007 and October 7, 2011)
      File No. 333-137969 PrimElite IV
      File No. 333-148873 Pioneer PRISM
      File No. 333-148874 Pioneer PRISM XC
      File No. 333-148876 Pioneer PRISM L
      File No. 333-152450 Class XTRA
      File No. 333-156646 Class XTRA 6
      File No. 333-158579 MetLife Simple Solutions/SM/
      File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
        October 7, 2011)
      File No. 333-176679 Class S (offered on and after October 7, 2011) and
        Class S- L Share Option (offered on and after October 7, 2011)
      File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
      File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
        April 28, 2013)
      File No. 333-176693 Class C (offered on and after October 7, 2011)
      File No. 333-178515 Class O
      File No. 333-179240 Marquis Portfolios (offered on and after April 30,
        2012)

      File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 1, 2016)
      File No. 333-209058 Class VA (offered on and after May 1, 2016)
      File No. 333-209059 Class S (offered on and after May 1, 2016) and
        S- L Share Option (offered on and after May 1, 2016),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2016.

/s/ Lisa S. Kuklinski
---------------------------
Lisa S. Kuklinski

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                POWER OF ATTORNEY

                                Dina R. Lumerman
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Dina R. Lumerman, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class
        VA, Class AA and Class B
      File No. 333-96773 Class VA (offered between June 15, 2001 and October 7,
        2011), Class AA, and Class B
      File No. 333-96775 Class A
      File No. 333-96777 Class XC
      File No. 333-96785 Class L and Class L -4 Year (offered between
        November 22, 2004 and October 7, 2011)
      File No. 333-96795 Class C (offered between September 4, 2001 and
        October 7, 2011)
      File No. 333-125613 Vintage L and Vintage XC
      File No. 333-125617 PrimElite III
      File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
      File No. 333-125619 Protected Equity Portfolio
      File No. 333-137370 Class S and Class S - L Share Option (offered between
        April 30, 2007 and October 7, 2011)
      File No. 333-137969 PrimElite IV
      File No. 333-148873 Pioneer PRISM
      File No. 333-148874 Pioneer PRISM XC
      File No. 333-148876 Pioneer PRISM L
      File No. 333-152450 Class XTRA
      File No. 333-156646 Class XTRA 6
      File No. 333-158579 MetLife Simple Solutions/SM/
      File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
        October 7, 2011)
      File No. 333-176679 Class S (offered on and after October 7, 2011) and
        Class S- L Share Option (offered on and after October 7, 2011)
      File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
      File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
        April 28, 2013)
      File No. 333-176693 Class C (offered on and after October 7, 2011)
      File No. 333-178515 Class O
      File No. 333-179240 Marquis Portfolios (offered on and after April 30,
        2012)

      File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 1, 2016)
      File No. 333-209058 Class VA (offered on and after May 1, 2016)
      File No. 333-209059 Class S (offered on and after May 1, 2016) and
        S- L Share Option (offered on and after May 1, 2016),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2016.

/s/ Dina R. Lumerman
------------------------
Dina R. Lumerman

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                POWER OF ATTORNEY

                                Kieran R. Mullins
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kieran R. Mullins, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class
        VA, Class AA and Class B
      File No. 333-96773 Class VA (offered between June 15, 2001 and October 7,
        2011), Class AA, and Class B
      File No. 333-96775 Class A
      File No. 333-96777 Class XC
      File No. 333-96785 Class L and Class L -4 Year (offered between
        November 22, 2004 and October 7, 2011)
      File No. 333-96795 Class C (offered between September 4, 2001 and
        October 7, 2011)
      File No. 333-125613 Vintage L and Vintage XC
      File No. 333-125617 PrimElite III
      File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
      File No. 333-125619 Protected Equity Portfolio
      File No. 333-137370 Class S and Class S - L Share Option (offered between
        April 30, 2007 and October 7, 2011)
      File No. 333-137969 PrimElite IV
      File No. 333-148873 Pioneer PRISM
      File No. 333-148874 Pioneer PRISM XC
      File No. 333-148876 Pioneer PRISM L
      File No. 333-152450 Class XTRA
      File No. 333-156646 Class XTRA 6
      File No. 333-158579 MetLife Simple Solutions/SM/
      File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
        October 7, 2011)
      File No. 333-176679 Class S (offered on and after October 7, 2011) and
        Class S- L Share Option (offered on and after October 7, 2011)
      File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
      File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
        April 28, 2013)
      File No. 333-176693 Class C (offered on and after October 7, 2011)
      File No. 333-178515 Class O
      File No. 333-179240 Marquis Portfolios (offered on and after April 30,
        2012)

      File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 1, 2016)
      File No. 333-209058 Class VA (offered on and after May 1, 2016)
      File No. 333-209059 Class S (offered on and after May 1, 2016) and
        S- L Share Option (offered on and after May 1, 2016),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2016.

/s/ Kieran R. Mullins
-------------------------
Kieran R. Mullins

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                POWER OF ATTORNEY

                               Richard C. Pearson
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class
        VA, Class AA and Class B
      File No. 333-96773 Class VA (offered between June 15, 2001 and October 7,
        2011), Class AA, and Class B
      File No. 333-96775 Class A
      File No. 333-96777 Class XC
      File No. 333-96785 Class L and Class L -4 Year (offered between
        November 22, 2004 and October 7, 2011)
      File No. 333-96795 Class C (offered between September 4, 2001 and
        October 7, 2011)
      File No. 333-125613 Vintage L and Vintage XC
      File No. 333-125617 PrimElite III
      File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
      File No. 333-125619 Protected Equity Portfolio
      File No. 333-137370 Class S and Class S - L Share Option (offered between
        April 30, 2007 and October 7, 2011)
      File No. 333-137969 PrimElite IV
      File No. 333-148873 Pioneer PRISM
      File No. 333-148874 Pioneer PRISM XC
      File No. 333-148876 Pioneer PRISM L
      File No. 333-152450 Class XTRA
      File No. 333-156646 Class XTRA 6
      File No. 333-158579 MetLife Simple Solutions/SM/
      File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
        October 7, 2011)
      File No. 333-176679 Class S (offered on and after October 7, 2011) and
        Class S- L Share Option (offered on and after October 7, 2011)
      File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
      File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
        April 28, 2013)
      File No. 333-176693 Class C (offered on and after October 7, 2011)
      File No. 333-178515 Class O
      File No. 333-179240 Marquis Portfolios (offered on and after April 30,
        2012)

      File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 1, 2016)
      File No. 333-209058 Class VA (offered on and after May 1, 2016)
      File No. 333-209059 Class S (offered on and after May 1, 2016) and
        S- L Share Option (offered on and after May 1, 2016),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2016.

/s/ Richard C. Pearson
----------------------------
Richard C. Pearson

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                POWER OF ATTORNEY

                                 Thomas A. Price
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas A. Price, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class
        VA, Class AA and Class B
      File No. 333-96773 Class VA (offered between June 15, 2001 and October 7,
        2011), Class AA, and Class B
      File No. 333-96775 Class A
      File No. 333-96777 Class XC
      File No. 333-96785 Class L and Class L -4 Year (offered between
        November 22, 2004 and October 7, 2011)
      File No. 333-96795 Class C (offered between September 4, 2001 and
        October 7, 2011)
      File No. 333-125613 Vintage L and Vintage XC
      File No. 333-125617 PrimElite III
      File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
      File No. 333-125619 Protected Equity Portfolio
      File No. 333-137370 Class S and Class S - L Share Option (offered between
        April 30, 2007 and October 7, 2011)
      File No. 333-137969 PrimElite IV
      File No. 333-148873 Pioneer PRISM
      File No. 333-148874 Pioneer PRISM XC
      File No. 333-148876 Pioneer PRISM L
      File No. 333-152450 Class XTRA
      File No. 333-156646 Class XTRA 6
      File No. 333-158579 MetLife Simple Solutions/SM/
      File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
        October 7, 2011)
      File No. 333-176679 Class S (offered on and after October 7, 2011) and
        Class S- L Share Option (offered on and after October 7, 2011)
      File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
      File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
        April 28, 2013)
      File No. 333-176693 Class C (offered on and after October 7, 2011)
      File No. 333-178515 Class O
      File No. 333-179240 Marquis Portfolios (offered on and after April 30,
        2012)

      File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 1, 2016)
      File No. 333-209058 Class VA (offered on and after May 1, 2016)
      File No. 333-209059 Class S (offered on and after May 1, 2016) and
        S- L Share Option (offered on and after May 1, 2016),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2016.

/s/ Thomas A. Price
------------------------
Thomas A. Price

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                POWER OF ATTORNEY

                                Thomas J. Skelly
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas J. Skelly, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B
      File No. 333-96773 Class VA (offered between June 15, 2001 and October 7,
        2011), Class AA, and Class B
      File No. 333-96775 Class A
      File No. 333-96777 Class XC
      File No. 333-96785 Class L and Class L -4 Year (offered between
        November 22, 2004 and October 7, 2011)
      File No. 333-96795 Class C (offered between September 4, 2001 and
        October 7, 2011)
      File No. 333-125613 Vintage L and Vintage XC
      File No. 333-125617 PrimElite III
      File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
      File No. 333-125619 Protected Equity Portfolio
      File No. 333-137370 Class S and Class S - L Share Option (offered between
        April 30, 2007 and October 7, 2011)
      File No. 333-137969 PrimElite IV
      File No. 333-148873 Pioneer PRISM
      File No. 333-148874 Pioneer PRISM XC
      File No. 333-148876 Pioneer PRISM L
      File No. 333-152450 Class XTRA
      File No. 333-156646 Class XTRA 6
      File No. 333-158579 MetLife Simple Solutions/SM/
      File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
        October 7, 2011)
      File No. 333-176679 Class S (offered on and after October 7, 2011) and
        Class S- L Share Option (offered on and after October 7, 2011)
      File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
      File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
        April 28, 2013)
      File No. 333-176693 Class C (offered on and after October 7, 2011)
      File No. 333-178515 Class O
      File No. 333-179240 Marquis Portfolios (offered on and after April 30,
        2012)

      File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 1, 2016)
      File No. 333-209058 Class VA (offered on and after May 1, 2016)
      File No. 333-209059 Class S (offered on and after May 1, 2016) and
        S- L Share Option (offered on and after May 1, 2016),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 2016.

/s/ Thomas J. Skelly
-------------------------
Thomas J. Skelly

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                POWER OF ATTORNEY

                               Eric T. Steigerwalt
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class
        VA, Class AA and Class B
      File No. 333-96773 Class VA (offered between June 15, 2001 and October 7,
        2011), Class AA, and Class B
      File No. 333-96775 Class A
      File No. 333-96777 Class XC
      File No. 333-96785 Class L and Class L -4 Year (offered between
        November 22, 2004 and October 7, 2011)
      File No. 333-96795 Class C (offered between September 4, 2001 and
        October 7, 2011)
      File No. 333-125613 Vintage L and Vintage XC
      File No. 333-125617 PrimElite III
      File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
      File No. 333-125619 Protected Equity Portfolio
      File No. 333-137370 Class S and Class S - L Share Option (offered between
        April 30, 2007 and October 7, 2011)
      File No. 333-137969 PrimElite IV
      File No. 333-148873 Pioneer PRISM
      File No. 333-148874 Pioneer PRISM XC
      File No. 333-148876 Pioneer PRISM L
      File No. 333-152450 Class XTRA
      File No. 333-156646 Class XTRA 6
      File No. 333-158579 MetLife Simple Solutions/SM/
      File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
        October 7, 2011)
      File No. 333-176679 Class S (offered on and after October 7, 2011) and
        Class S- L Share Option (offered on and after October 7, 2011)
      File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
      File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
        April 28, 2013)
      File No. 333-176693 Class C (offered on and after October 7, 2011)
      File No. 333-178515 Class O
      File No. 333-179240 Marquis Portfolios (offered on and after April 30,
        2012)

      File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 1, 2016)
      File No. 333-209058 Class VA (offered on and after May 1, 2016)
      File No. 333-209059 Class S (offered on and after May 1, 2016) and
        S- L Share Option (offered on and after May 1, 2016),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 2016.

/s/ Eric T. Steigerwalt
---------------------------
Eric T. Steigerwalt

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                POWER OF ATTORNEY

                                Peter M. Carlson
              Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class
        VA, Class AA and Class B
      File No. 333-96773 Class VA (offered between June 15, 2001 and October 7,
        2011), Class AA, and Class B
      File No. 333-96775 Class A
      File No. 333-96777 Class XC
      File No. 333-96785 Class L and Class L -4 Year (offered between
        November 22, 2004 and October 7, 2011)
      File No. 333-96795 Class C (offered between September 4, 2001 and
        October 7, 2011)
      File No. 333-125613 Vintage L and Vintage XC
      File No. 333-125617 PrimElite III
      File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
      File No. 333-125619 Protected Equity Portfolio
      File No. 333-137370 Class S and Class S - L Share Option (offered between
        April 30, 2007 and October 7, 2011)
      File No. 333-137969 PrimElite IV
      File No. 333-148873 Pioneer PRISM
      File No. 333-148874 Pioneer PRISM XC
      File No. 333-148876 Pioneer PRISM L
      File No. 333-152450 Class XTRA
      File No. 333-156646 Class XTRA 6
      File No. 333-158579 MetLife Simple Solutions/SM/
      File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
        October 7, 2011)
      File No. 333-176679 Class S (offered on and after October 7, 2011) and
        Class S- L Share Option (offered on and after October 7, 2011)
      File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
      File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
        April 28, 2013)
      File No. 333-176693 Class C (offered on and after October 7, 2011)
      File No. 333-178515 Class O
      File No. 333-179240 Marquis Portfolios (offered on and after April 30,
        2012)

      File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 1, 2016)
      File No. 333-209058 Class VA (offered on and after May 1, 2016)
      File No. 333-209059 Class S (offered on and after May 1, 2016) and
        S- L Share Option (offered on and after May 1, 2016),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2016.

/s/ Peter M. Carlson
--------------------------
Peter M. Carlson

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                POWER OF ATTORNEY

                                James J. Reilly
                            Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, Chief Financial Officer of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class
        VA, Class AA and Class B
      File No. 333-96773 Class VA (offered between June 15, 2001 and October 7,
        2011), Class AA, and Class B
      File No. 333-96775 Class A
      File No. 333-96777 Class XC
      File No. 333-96785 Class L and Class L -4 Year (offered between
        November 22, 2004 and October 7, 2011)
      File No. 333-96795 Class C (offered between September 4, 2001 and
        October 7, 2011)
      File No. 333-125613 Vintage L and Vintage XC
      File No. 333-125617 PrimElite III
      File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
      File No. 333-125619 Protected Equity Portfolio
      File No. 333-137370 Class S and Class S - L Share Option (offered between
        April 30, 2007 and October 7, 2011)
      File No. 333-137969 PrimElite IV
      File No. 333-148873 Pioneer PRISM
      File No. 333-148874 Pioneer PRISM XC
      File No. 333-148876 Pioneer PRISM L
      File No. 333-152450 Class XTRA
      File No. 333-156646 Class XTRA 6
      File No. 333-158579 MetLife Simple Solutions/SM/
      File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
        October 7, 2011)
      File No. 333-176679 Class S (offered on and after October 7, 2011) and
        Class S- L Share Option (offered on and after October 7, 2011)
      File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
      File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
        April 28, 2013)
      File No. 333-176693 Class C (offered on and after October 7, 2011)
      File No. 333-178515 Class O
      File No. 333-179240 Marquis Portfolios (offered on and after April 30,
        2012)

      File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 1, 2016)
      File No. 333-209058 Class VA (offered on and after May 1, 2016)
      File No. 333-209059 Class S (offered on and after May 1, 2016) and
        S- L Share Option (offered on and after May 1, 2016),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of April, 2016.

/s/ James J. Reilly
------------------------
James J. Reilly